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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 18, 2006


                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      001-31756                13-1947195
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


   One Church Street, Suite 302, Rockville, MD                      20850
      (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (301) 315-0027


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 4.01  Change in Registrant's Certifying Accountant

         On May 18, 2006, Argan, Inc. (the "Company") dismissed Ernst & Young, LLP as the Company's independent registered public accounting firm. The decision to dismiss Ernst & Young, LLP was approved by the Audit Committee of the Board of Directors of the Company. The reports of Ernst & Young, LLP on the Company's financial statements for each of the past two fiscal years ended January 31, 2006 and 2005 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of that firm's engagement through its dismissal, there were no disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused Ernst & Young, LLP to make reference to the subject matter of the disagreements in its report. During the same period, there have been no reportable events as set forth in Item 304(a)(1)(iv) of Regulation S-B, except for the letter issued by Ernst & Young, LLP dated September 19, 2005 with respect to the Company's internal controls. Pursuant to that letter, Ernst & Young, LLP, pursuant to its review of the Company's consolidated financial statements for the quarter ended July 31, 2005, as well as its audit for the year ended January 31, 2005 and its review for the quarters ended April 30, 2005 and July 31, 2005, set forth certain matters involving internal control over financial reporting and operation that it considered to be material weaknesses and control deficiencies.

         On May 19, 2006, the Company engaged Grant Thornton LLP as its new independent registered public accounting firm. The decision to engage Grant Thornton LLP was approved by the Audit Committee of the Board of Directors of the Company. During the period from the Company's inception through the date of this filing, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-B.

         The Company has provided Ernst & Young, LLP with a copy of this report on Form 8-K prior to the Company filing it with the U.S. Securities and Exchange Commission. The Company also requested Ernst & Young, LLP furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made in this report by the Company. A copy of the letter from Ernst & Young, LLP to the Securities and Exchange Commission, dated May 23, 2006, is attached as Exhibit 16 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit No.           Description
         -----------           -----------
         16                    Letter from Ernst & Young, LLP to U.S. Securities
                               and Exchange Commission dated May 23, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARGAN, INC.

Date: May 23, 2006               By:  /s/ Arthur Trudel
                                     -------------------------------
                                      Arthur Trudel
                                      Senior Vice President and Chief Financial
                                      Officer

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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
16                         Letter from Ernst & Young, LLP to U.S. Securities and
                           Exchange Commission dated May 23, 2006.